SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                                  COMMON STOCK

                             SUBSCRIPTION AGREEMENT


                                                    October 23, 1997

Software Publishing Corporation Holdings, Inc.
111 North Market Street
San Jose, California  95113

Dear Sirs/Madams:

     Based upon the representations and warranties of Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), to the extent and as set forth in Section 1 below, and subject to the other terms and conditions hereinafter provided, the undersigned hereby irrevocably subscribes (the "Subscription") to purchase _______ shares of common stock, par value $.001 per share (the "Common Stock") of the Company, at a price equal to $1.063 per share of Common Stock, or $__________ in the aggregate (the "Subscription Price"), and hereby tenders to the Company in full the Subscription Price in immediately available funds. The date on which the Company accepts this subscription is hereinafter referred to as the "Closing Date."

     The Subscription of the undersigned being made hereby is subject to and is made pursuant to the following terms and conditions:


     1. Representations, Warranties and Covenants of the Company. By its acceptance of this Subscription Agreement, the Company shall be deemed to represent and warrant to and covenant with the undersigned as follows:

     (a) Corporate Status. The Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
(B) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by the Company and to carry on the business of the Company, as it is now being conducted, and (C) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by the Company and/or the nature of the activities conducted by the Company makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a material adverse effect on the business, operations or financial condition of the Company (a "Material Adverse Effect");

     (b) Authority of Agreement. The Company has the power and authority to accept, execute and deliver this Subscription Agreement and, upon acceptance by the Company (in whole or part), to carry out its obligations hereunder; and the execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Subscription Agreement, upon acceptance by the Company (in whole or part), constitutes the valid and legally binding obligations of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies. The shares of Common Stock to be issued hereunder, upon issuance thereof in accordance with the terms hereof, will be validly authorized, fully paid and non-assessable;

     (c)  Consents and Approvals; No Conflict.

          (i) The acceptance, execution and delivery of this Subscription Agreement by the Company does not, and the performance by the Company of its obligations hereunder, upon acceptance by the Company (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, other than in connection with state securities or "blue sky" laws, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Subscription and would not have a Material Adverse Effect; and

          (ii) The acceptance, execution, delivery and performance of this Subscription Agreement by the Company and the other agreements and documents to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the Company or, except as would not prevent the Company from performing any of its material obligations under this Subscription Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound;

     (d) Absence of Litigation. No claim, action, proceeding or investigation is pending, or to the best knowledge of the Company, threatened, which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated hereby or which would have a Material Adverse Effect;

     (e) Extent of Offering. Subject in part to the truth and accuracy of the undersigned's representations set forth in Section 2 of this Subscription Agreement and the compliance by all agents of the Company with Rule 503(c) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the offer, sale and issuance of the shares of Common Stock as contemplated by this Subscription Agreement (the "Shares") are exempt from the registration requirements of the Securities Act and are exempt or the Company has complied with registration requirements of each state where the Shares are offered or sold, and the Company will not take any action hereafter that would cause the loss of such exemption or registration;

     (f) Accuracy of Reports and Information. The Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12
(g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has registered its Common Stock pursuant to
Section 12 of the Exchange Act and the Common Stock is listed and trades on the Nasdaq SmallCap Market. The Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Shares.

     (g) SEC Filings/Full Disclosure. None of the Company's filings with the Securities and Exchange Commission since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission ("SEC"). The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 (the "1996 10-K"), its Quarterly Reports for the periods ended March 31 and June 30, 1997 and all Current Reports on form 8-K filed by the Company from January 1, 1997 to date are referred to as the "SEC Reports."

     There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

     (h) Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the SEC Reports (collectively, the "Financial Statements") or as incurred in the ordinary course of business after the date of the Financial Statements.

     (i) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 for the purpose of registering the Common Stock underlying the Shares and any state securities laws filings or registrations.

     (j) Intellectual Property Rights. Except as disclosed in the SEC Reports, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

     (k) Material Contracts. Except as set forth in the SEC Reports or disclosed to the Purchaser, the agreements to which the Company is a party described therein are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

     (l) Title to Assets. Except as set forth in SEC Reports, the Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

     (m) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the SEC Reports.

     (n) Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

     (o) Listing. The Company will use its best efforts to maintain the listing of its Common Stock on the Nasdaq SmallCap Market or other organized, comparable United States market or quotation system.

     (p) No Issuances Since June 30, 1997. Since June 30, 1997, the Company has not issued any shares of Common Stock, other than pursuant to the exercise of stock options under the Company's existing stock option or long-term incentive plans.

     (q) Legal Opinion. Purchaser shall, upon purchase of the Shares, receive an opinion letter from counsel to the Company, and the Company represents that it will obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

          (i) The Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

          (ii) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Company, which could reasonably be expected to materially adversely affect the Company's ability to consummate the transactions contemplated hereby.

          (iii) To such counsel's knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company.

          (iv) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          (v) This Subscription Agreement, the Registration Rights Agreement (as defined herein) and the issuance of the Shares have been duly approved by and required corporate action and that the Shares, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

          (vi) The execution, delivery and performance of this Subscription Agreement and the Registration Rights Agreement by the Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

               (A) Violate the provisions of any law, rule or regulation applicable to the Company,

               (B) Violate the provisions of the certificate of incorporation or bylaws of the Company; or

               (C)  To such counsel's knowledge,  violate any judgment,  decree,
                    order  or  award  of  any   court,   governmental   body  or
                    arbitrator.

               (D) To such counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Company is a party or by which the Company or any of its properties is or may be bound.

     (r) This Subscription Agreement and the Registration Rights Agreement constitute the valid and legally binding obligations of the Company and are enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and general principles of equity, and, with respect to the Registration Rights Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth therein.

     (s) Use of Proceeds. The Company represents that the net proceeds from this offering will be used to fund the Company's working capital and general corporate purposes.

     (t) No Poison Pill. The Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

     2. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

     (a) Status. If the undersigned is a corporation or other entity, the undersigned is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Subscription Agreement; and, if the undersigned is an individual or are individuals, the undersigned has legal capacity to execute, deliver and perform his, her or their obligations under this Subscription Agreement;

     (b) Authority for Agreements. The undersigned has the power and authority to execute and deliver this Subscription Agreement and to carry out the undersigned's obligations hereunder; and the execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the undersigned and this Subscription Agreement constitutes the valid and legally binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies;

     (c)  Consents and Approvals, No Conflicts.

          (i) The execution and delivery of this Subscription Agreement by the undersigned do not, and the performance by the undersigned of undersigned's obligations hereunder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement; and

          (ii) The execution, delivery and performance of this Subscription Agreement by the undersigned and the other agreements and agreements to be executed, delivered and performed by the undersigned pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the undersigned do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of the undersigned (if the undersigned is a corporation), any other organizational instrument (if the undersigned is a legal entity other than a corporation), or, except as would not prevent the undersigned from performing any of undersigned's material obligations under this Subscription Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the undersigned or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of the undersigned pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the undersigned is a party or by which any of such assets or properties is bound;

     (d) Investment Intent. The undersigned is acquiring the Shares for the undersigned's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

     (e) Investor Status. Either (i) the undersigned is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D") for the reason(s) as set forth in the Execution Section of this Subscription Agreement or (ii) if not an accredited investor, all the information which is set forth with respect to the undersigned in the Qualified Purchaser Questionnaire executed by the undersigned and delivered to the Company which is incorporated herein by this reference thereto, and, in either event, all of the representations and warranties of the undersigned set forth herein, are correct and complete as of the date of this Subscription Agreement, shall be true and correct as of the Closing Date and shall survive such closing; and if there should by any material change in such information prior to the sale to the undersigned of the Shares, the undersigned will immediately furnish such revised or corrected information to the Company;

     (f) Intent to Transfer. The undersigned is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

     (g) Receipt of Disclosures. The undersigned acknowledges receipt of copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, the Company's Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 1997 and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1997;

     (h)  Offering Exempt from Registration; Company's Reliance.

          (i) The Company has advised the undersigned that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

          (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the undersigned's representations contained herein; and

          (iii) As a result of such lack of registration, the Shares may not be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws;

          (iv) In furtherance of the provisions of this Paragraph 2(h), all of the certificate(s) representing the Shares shall bear a restrictive legend substantially in the following form:

          "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS."

     (i) Sophistication of the Undersigned. The undersigned has evaluated the merits and risks of purchasing the Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Shares, and is able to bear the economic risk of purchasing the Shares, including the possibility of a complete loss with respect thereto;

     (j) Access to Information. The undersigned has had access to such information regarding the business and finances of the Company, and the offering of the Shares, the receipt and careful reading of which is hereby acknowledged by the undersigned, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Subscription

Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

     (k) No Company Obligation to Register the Shares. Except as specifically provided in the registration rights agreement dated the Closing Date among the undersigned, the Company and certain other purchasers of shares of Common Stock (the "Registration Rights Agreement"), the Company is under no obligation to register the Shares under the Securities Act or to assist the undersigned in complying with any exemption from registration or in registering the Shares under the Securities Act;

     (l) No Guarantees. That it never has been represented, guaranteed or warranted to the undersigned by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

          (i) Any gain will be realized by the undersigned from the undersigned's investment in the Shares;

          (ii) That there will be any approximate or exact length of time that the undersigned will be required to remain as a holder of the Shares; or

          (iii)That the past performance or experience on the part of the Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

     (m) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Subscription Agreement or the documents referred to herein, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein;

     (n) High Degree of Investment Risk. That the purchase of the Shares involves a high degree of risk and may result in a loss of the entire amount invested; that the Company has limited working capital and limited sources of financing available; that there is no assurance that the Company's operations will be profitable in the future; and that there is no assurance that a public market for shares of Common Stock will continue to exist;

     (o) State of Residence or Principal Place of Business. The address set forth at the bottom of this Subscription is the undersigned's true and correct residence (if an individual) or principal place of business (if a corporation or other non-individual entity), and the undersigned has no present intention of becoming a resident, or relocating its principal place of business to, of any other state or jurisdiction;

     (p) No Purchaser Representative. The undersigned has not authorized any person or institution to act as the undersigned's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with the undersigned's subscription being made pursuant to this Subscription Agreement, except as set forth in any Qualified Purchaser Questionnaire delivered by the undersigned to the Company in connection herewith;

     (q) No General Solicitation. The undersigned has not received any general solicitation or general advertising regarding the purchase of any of the Shares; and

     (r) No Finder. There is no finder in connection with this transaction other than Ronald Altman Associates.

     (s) No Insider Trading. The undersigned will not engage in any transaction with respect to securities of the Company at any time if at the time of such transaction the undersigned is aware of any material non-public information relating to the Company or its securities.

     3. Acceptance or Rejection of Subscription; Company Withdrawal of Offer. It is understood and agreed that this Subscription Agreement is made subject to the following terms and conditions:

     (a) The Company shall have the right to accept or reject the Subscription of the undersigned and this Subscription Agreement, in whole or in part, for any reason, including, but not limited to, ineligibility of the undersigned under the applicable Federal, state or foreign securities laws, for any other reason, or for no reason;

     (b) If the subscription of the undersigned is rejected, in whole or part, any funds representing the Subscription Price previously delivered to the Company will be returned to the undersigned without interest or penalty;

     (c) If the subscription of the undersigned is accepted in part and rejected in part, the undersigned will be so notified, at which time the excess Subscription Price previously delivered to the Company shall promptly be returned to the undersigned without interest or penalty;

     (d) If the Company's offer of the Shares is withdrawn for any reason whatsoever, the undersigned will promptly receive a full refund of the Subscription Price, without interest or penalty, and will have no further liability to the Company in connection with the Company's offer of the Shares, and the Company will have no further liability to the undersigned.

     4. Further Assurances. At any time and from time to time after the date hereof, the undersigned shall, without further consideration, execute and deliver to the Company, or such other party as the Company may direct, such other instruments or documents and shall take such other actions as the Company may reasonably request to carry out the transactions contemplated by this Subscription Agreement.

     5.  Indemnification.  The  undersigned  acknowledges  that the  undersigned
understands  the  meaning  and  legal   consequences  of  the   representations,
warranties, covenants and agreements contained herein, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its directors, officers, employees, agents and controlling persons, from and against any and all loss, damage or liability due to or arising out of a breach by the undersigned of any such representations, warranties, covenants and agreements contained herein.

     6. Miscellaneous. The Company and undersigned may waive compliance by the other with any of the provisions of this Subscription Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. This Subscription Agreement may not be modified or amended except in writing signed by both parties hereto. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Subscription Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without regard to its conflicts of laws principles. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Subscription Agreement shall not be assignable by either party without the prior written consent of the other. The rights and obligations contained in this Subscription Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.


     THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT OR THE
AGREEMENTS AND DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE HEREIN (COLLECTIVELY, THE "OFFERING DOCUMENTS"). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE SHARES ARE BEING OFFERED BY THE COMPANY IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS INCLUDING, BUT NOT LIMITED TO, THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THE OFFERING DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THE OFFERING DOCUMENTS OR ANY PART HEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

     IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES WILL BEAR A LEGEND TO SUCH EFFECT AS SET FORTH HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement as of the date set forth below the undersigned's signature in the Execution Section below.

                EXECUTION SECTION FOR SUBSCRIPTION BY INDIVIDUALS


I.   SUBSCRIPTION AMOUNT:

     The undersigned subscribes to purchase _______ Shares at a subscription price of $1.063 per Share or $__________ in the aggregate.

II.  SUBSCRIBER STATUS:

     The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

___ INDIVIDUAL OWNER (One signature required below). Note: In community property states, both spouses are required to sign below, whether or not being listed as co-subscribers.

___ HUSBAND AND WIFE AS TENANTS BY THE ENTIRETY (Husband and wife are both required to sign below).

___ TWO OR MORE INDIVIDUALS AS TENANTS IN COMMON (All tenants are required to sign below).

___ TWO OR MORE INDIVIDUALS AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (All tenants are required to sign below).

___  CUSTODIAL ACCOUNT  UNDER  UNIFORM  GIFTS  TO  MINORS  ACT OF THE  STATE OF
     ___________________________________________________ (Fill in state).

III. INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber(s): (1)  __________________________________________________________

               (2)  __________________________________________________________

Social Security Number (for use in all notifications and reports to governmental taxing authorities): ____________________________

State(s) of Permanent Residence:   (1)  ______________________________________

                                   (2)  ______________________________________

Mailing Address:    __________________________________________________________

                    __________________________________________________________

                    __________________________________________________________

Telephone Number:   __________________________________________________________

Facsimile Number:   __________________________________________________________

IV.  INVESTOR STATUS (check all appropriate boxes):

     A. The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

          An individual whose net worth (or joint net worth with my spouse, if greater) exceeds $1,000,000.

___ An individual with income in excess of $200,000, or joint income together with my spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

___       A director or executive officer of the Company.

___ An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

___ B. The undersigned is not an accredited investor, as such term is defined under Regulation D, and agrees, that upon the request of the Company, to complete a Qualified Purchaser Questionnaire and return an executed copy thereof to the Company.
___________________

     (1) For purposes hereof, net worth shall be deemed to include all of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities), minus any liabilities (including such items as home mortgages and other debts and liabilities).

     (2) For purposes hereof, the term "income" is not limited to "adjusted gross income" as that term is defined for Federal Income Tax purposes, but rather includes certain items of income which are deducted in computing
"adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source, including unearned income is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

V.   SIGNATURE(S):

Signature(s) of Subscriber(s):     (1)  ______________________________________

                                   (2)  ______________________________________

Signature of Non-Subscribing Spouse (Community Property States Only):

                                   (1)  ______________________________________

                                   (2)  ______________________________________


Date:     _______________________________________, 1997

EXECUTION SECTION FOR SUBSCRIPTION BY NON-INDIVIDUALS


I.   SUBSCRIPTION AMOUNT:

     The undersigned subscribes to purchase _______ Shares at a subscription price of $1.063 per Share or $_________ in the aggregate.

II.  SUBSCRIBER STATUS:

     The undersigned is (check appropriate box and, if applicable, fill in state with jurisdiction over custodial account):

___ CORPORATION (Please include certified corporate resolution authorizing signature).

___  PARTNERSHIP.

___  TRUST.

___ OTHER (Including Employment Benefit Plans and Trusts, Individual Retirement Accounts, and KEOUGH Plans).

III. INFORMATION AS IT IS TO APPEAR ON THE COMPANY RECORDS:

Name of
Subscriber:    _______________________________________________________________

Tax Identification Number:    ________________________________________________

State of Incorporation or Organization: ______________________________________

State of Principal Place of Business:   ______________________________________

Mailing Address:    __________________________________________________________

                    __________________________________________________________

                    __________________________________________________________

Telephone Number:   __________________________________________________________

Facsimile Number:   __________________________________________________________

IV. INVESTOR STATUS (check all appropriate boxes and, if applicable, provide all information requested):

     A. The undersigned is an accredited investor, as such term is defined under Regulation D, by reason of the fact that the undersigned is:

___ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
          Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and having total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser; an employee benefit plan within the meaning of ERISA and having total assets in excess of $5,000,000.

___ An employee benefit plan within the meaning of ERISA which is a self-directed plan, with investment decisions made solely by the following persons who are accredited investors, as defined in Regulation D:

          _____________________________________________________________________

          _____________________________________________________________________

___       A  private  business   development   company  as  defined  in  section
          202(a)(22) of the Investment Advisers Act of 1940.

___ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

___ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring any Series A Debenture, whose purchase is directed by the following sophisticated person meeting the description set forth in Rule 506(b)(2)(ii) of Regulation D:

          _____________________________________________________________________

___ An entity in which all of the equity owners are accredited investors, as defined in Regulation D. (The Company has the right to request the names of each such accredited investor equity owners and to require such person(s) to complete a Qualified Purchaser Questionnaire prior to the Company's acceptance of the undersigned's subscription.)

___ B. The undersigned is not an accredited investor, as such term is defined under Regulation D, and agrees, that upon the request of the Company, to complete a Qualified Purchaser Questionnaire and return an executed copy thereof to the Company.

V.   SIGNATURE(S)

     The undersigned corporate officer, partner, trustee or fiduciary certifies that the undersigned has full power and authority from all requisite stockholders, partners, co-trustees, co-fiduciaries of the subscribing entity named above to execute this Subscription Agreement on behalf of the subscribing entity and to make the representations, warranties and agreements made herein on its and their behalf and that investment in the Shares has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the subscribing entity.



By:________________________________      By:___________________________________
(Signature of Authorized Signatory)      (Signature of Authorized Co-Signatory)



___________________________________      ______________________________________
(Name of Authorized Signatory)           (Name of Authorized Co-Signatory)



___________________________________      ______________________________________
(Title of Authorized Signatory)           (Title of Authorized Co-Signatory)


Date:     _______________________________________, 1997

                                 ACCEPTANCE PAGE
                        (To be completed by the Company)


SUBSCRIPTION AND SUBSCRIPTION AGREEMENT
ACCEPTED AND AGREED:

Number of Shares for which Subscription is Accepted:   ______________________

SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.



By:  _________________________________________
     Name:
     Title:

Date:_______________________________________, 1997